SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C.  20549

                                           FORM 8-K

                                        CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of the
                                Securities Exchange Act of 1934


Date of Report (date of earliest event reported): March 16, 1998


                           ASSOCIATES HOME EQUITY LOAN TRUST 1998-1
                    (Exact name of registrant as specified in its charter)



              Texas                      333-3964904           75-2751093
(State or Other Jurisdiction             (Commission       (I.R.S. Employer
        of Incorporation)                 File Number)     Identification No.)

Associates Home Equity Receivables Corporation
250 East Carpenter Freeway
Irving, TX 75062
(Address of Principal Executive Offices)



Registrant's telephone number, including area code:             (972) 652-4000

Item 5.         Other Events

     On March 16, 1998, the Principal and Interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement"), between Associates Home Equity Receivables Corp., as Seller and Associates
Home Equity Services, Inc., as Servicer, and The First National Bank of Chicago, as Trustee (the "Trustee"), were distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Associates Home Equity Loan Trust 1988-1. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Trustee for the benefit of the Certificateholders and the Trustee's Statement was distributed by the Trustee to the Certificateholders. A copy of the Servicer's Certificate and the Trustee's Statement is being filed as Exhibit 20.1 and 20.2, respectively to this Current Report on Form 8-K.

                A.      Monthly Report Information:
                        Aggregate distribution information for the current distribution date March 16, 1998.

                Principal       Interest               Ending Balance

                See Exhibit 1.

                B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

                C.      Have any deficiencies occurred?   NO.
                        Date:
                        Amount:

                D.      Were any amounts paid or are any amounts payable under
                        the Certificate Guaranty Insurance Policy?   NO
                        Amount:

                E.      Are there any developments with respect to the
                        Certificate Insurance Guaranty Policy?         NONE.

                F.      Item 1: Legal Proceedings:             NONE

                G.      Item 2: Changes in Securities:         NONE

                H Item 4: Submission of Matters to a Vote of Certificatholders: NONE

                I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

         Exhibit No.

                1.      Monthly Servicer Certificate dated March 16, 1998.

ASSOCIATES HOME EQUITY SERVICES
MONTHLY SERVICING REPORT - 1998-1
                     Feb-98

                                         Pass Through   Original      Ending
                                             Rate        Balance    Pool Factor

                            Class A-1           6.620%    86440000    0.9399806
                            Class A-2           6.390%    13501000    1.0000000
                            Class A-3           6.380%    57029000    1.0000000
                            Class A-4           6.770%    21542000    1.0000000
                            Class A-5           6.640%    23489000    1.0000000
                            Class M-1           7.080%    12919000    1.0000000
                            Class M-2           7.310%    11157000    1.0000000
                            Class B             7.850%     8808000    1.0000000
                                                6.668%   234885000    0.9789843

PRINCIPAL
                            Loan Count     Class A-1    Class A-2    Class A-3
Original Pool Balance           3,492     86440000.00  13501000.00  57029000.00

Beginning Principal Balance     3,492     86440000.00  13501000.00  57029000.00
Beginning Pool Factor                       1.0000000    1.0000000    1.0000000

Principal Collected                 0       326648.58         0.00         0.00
Principal Pmts in Full             74      4366538.67         0.00         0.00
Liquidation Proceeds                0            0.00         0.00         0.00
Contract Repurchases                0            0.00         0.00         0.00
Defaulted Contracts                 4       243094.83         0.00         0.00
Substitute Adjustment Amt                        0.00         0.00         0.00
Ending Principal Balance        3,414     81503717.92  13501000.00  57029000.00

Ending Certificate Balance                81251919.51  13501000.00  57029000.00
Ending Pool Factor                          0.9399806    1.0000000    1.0000000

                                           Class M-1    Class M-2     Class B
Original Pool Balance                     12919000.00  11157000.00   8808000.00

Beginning Pool Balance                    12919000.00  11157000.00   8808000.00
Beginging Pool Factor                       1.0000000    1.0000000    1.0000000

Principal Collected                              0.00         0.00         0.00
Principal Payments in Full                       0.00         0.00         0.00
Liquidation Proceeds                             0.00         0.00         0.00
Contract Repurchases                             0.00         0.00         0.00
Defaulted Contracts                              0.00         0.00         0.00
Substitute Adjustment Amount                     0.00         0.00         0.00
Ending Principal Balance                  12919000.00  11157000.00   8808000.00

Ending Certificate Balance                12919000.00  11157000.00   8808000.00
Ending Pool Factor                          1.0000000    1.0000000    1.0000000

INTEREST
                                           Class A-1    Class A-2    Class A-3
Interest Distribution Required Amt          476860.67     71892.83    303204.18
Unpaid Interest Shortfall                        0.00         0.00         0.00
Total Interest Distribution                 476860.67     71892.83    303204.18

Collected Interest Amount                   698494.06    109097.27    460833.15

Excess Interest to Principal                221633.39     37204.45    157628.97

                                           Class M-1    Class M-2     Class B
Interest Distribution Amount                 76222.10     67964.72     57619.00
Unpaid Interest Shortfall                        0.00         0.00         0.00
Total Interest Distribution                  76222.10     67964.72     57619.00

Collected Interest Amount                   104394.32     90156.16     71174.64
Excess Interest for O/C                      28172.22     22191.43     13555.64

DISTRIBUTIONS
                                           Class A-1    Class A-2    Class A-3
Principal Distribution Amount              4936282.08         0.00         0.00
Extra Principal Distribution (O/C)          251798.41         0.00         0.00
Interest Distribution                       476860.67     71892.83    303204.18
  Total Distribution                       5664941.16     71892.83    303204.18

                                           Class M-1    Class M-2     Class B
Principal Distribution Amount                    0.00         0.00         0.00
Extra Principal Distribution (O/C)               0.00         0.00         0.00
Interest Distribution                        76222.10     67964.72     57619.00
  Total Distribution                         76222.10     67964.72     57619.00


SERVICING FEES                   0.50%       97868.75

LATE FEES                                     5061.84
EXTENSION FEES                                   0.00


MONTHLY ADVANCE INTEREST

Beginning Monthly Advance Amount            395804.14
Monthly Amount Advanced                      11429.51
Ending Monthly Advance Amount               407233.65


DELINQUENCY INFORMATION                                              Delinq. %
                            Days Delinq.    Number   Actual Balance of Prin Bal
                              31-59                18   1190356.52      0.51766%
                              60-89                 2    146155.95      0.06356%
                            90 or more              0         0.00      0.00000%
                            Total Delinq.          20   1336512.47      0.58122%
 Memo: Incl. Repo Inventory                        20   1336512.47      0.58122%

                                                       Cumulative   Cumulative
REPOSSESSION INFORMATION                                  Units       Balance
                                      Num Actual Bal     To Date      To Date
BOP Repossessions                      0        $0.00
Plus Repossessions In Month            0         0.00            0         0.00
Less Liquidations                      0         0.00            0         0.00
EOP Repossessions                      0        $0.00            0        $0.00

REPURCHASES                                                           Actual
                                                         Number       Balance
Contracts Repurchased or Replaced                            $0.00        $0.00
Eligible Substitute Contracts                                    0         0.00
Difference Paid by Servicer                                      0        $0.00

LOSSES
                               Feb-98
                              Units         Dollars
Realized Losses                  0.00           $0.00
Cumulative Realized Losses       0.00           $0.00         0.00%

Loss Expenses                    0.00           $0.00
Cumulative Loss Expenses         0.00           $0.00

Class R Distribution                            $0.00

DETERMINATION OF STEPDOWN DATE
The Later to occur of                        Mar-2001 Date not reached
     OR
Ending Principal Balance of Subord. Certs 32884000.00
Ending O/C Amount                           251798.41
                                      (x) 33135798.41
Total Ending Principal Balance        (y)229948717.92

Senior Enhancement Percentage         x/y       14.41%
Senior Specified Enhancement Percentage         32%  Enhancement < Required

Stepdown Determined by Calculation         03/16/2001


DETERMINATION OF TARGETED O/C AMT
Prior to Stepdown Date?                       Yes
Target O/C Amount                                2.00%

Calculation:
The Lesser x or y below
     The Greater of the following
2% of Original Pool Principal Balance (x1  4697700.00
4% of Current Pool Principal Balance  (x2  9197948.72

          x =                         (x)  9197948.72
          y =                         (y)  1174425.00

The Lesser of x or y                       1174425.00

Required O/C Amount                        4697700.00
Current O/C Amount                          251798.41

O/C Release Amount                           None


LOSS TRIGGER EVENT
Loss Trigger Event Test - Current Period             1.30%
Cumulative Realized Loses as % of Original           0.00%

Loss Trigger Event?                           No


DETERMINATION OF TRIGGER EVENT
6 Month Rolling Average of 60+ Day Delinquent (x)
1/2 the Senior Enhancement Percentage (y)        7.21%
If (x) is greater than (y), Trigger Event     No

                                            Remaining     Original
Weighted Average Maturity                     224.742      235.358
Weighted Average Loan Rate                     10.045%

PRINCIPAL
                                           Class A-4    Class A-5
Original Pool Balance                     21542000.00  23489000.00
                                                 9.17%       10.00%
Beginning Principal Balance               21542000.00  23489000.00
Beginning Pool Factor                       1.0000000    1.0000000

Principal Collected                              0.00         0.00
Principal Pmts in Full                           0.00         0.00
Liquidation Proceeds                             0.00         0.00
Contract Repurchases                             0.00         0.00
Defaulted Contracts                              0.00         0.00
Substitute Adjustment Amt                        0.00         0.00
Ending Principal Balance                  21542000.00  23489000.00

Ending Certificate Balance                21542000.00  23489000.00
Ending Pool Factor                          1.0000000    1.0000000

                                             Total
Original Pool Balance                    234885000.00
                                               100.00%
Beginning Pool Balance                   234885000.00
Beginging Pool Factor                       1.0000000

Principal Collected                         326648.58
Principal Payments in Full                 4366538.67
Liquidation Proceeds                             0.00
Contract Repurchases                             0.00
Defaulted Contracts                         243094.83
Substitute Adjustment Amount                     0.00
Ending Principal Balance                 229948717.92

Ending Certificate Balance               229696919.51
Ending Pool Factor                          0.9789843

INTEREST
                                           Class A-4    Class A-5
Interest Distribution Required Amt          121532.78    129972.47
Unpaid Interest Shortfall                        0.00         0.00
Total Interest Distribution                 121532.78    129972.47

Collected Interest Amount                   174074.03    189807.11
Excess Interest to Principal                 52541.25     59834.65


                                             Total
Interest Distribution Amount               1305268.75
Unpaid Interest Shortfall                        0.00
Total Interest Distribution                1305268.75

Collected Interest Amount                  1898030.74
Excess Interest for O/C                     592761.99

DISTRIBUTIONS
                                           Class A-4    Class A-5
Principal Distribution Amount                    0.00         0.00
Extra Principal Distribution (O/C)               0.00         0.00
Interest Distribution                       121532.78    129972.47
  Total Distribution                        121532.78    129972.47

                                             Total
Principal Distribution Amount              4936282.08
Extra Principal Distribution (O/C)          251798.41
Interest Distribution                      1305268.75
  Total Distribution                       6493349.24

ASSOCIATES HOME EQUITY SERVICES
MONTHLY SERVICING REPORT - 1998-1
           Feb-98

1.                   Principal                        Interest
                   Distributable                    Distributable
                       Amount                          Amount
      Class A-1        $60.019441 (  $5,188,080.49 )   $5.516667 (   476860.67 )
      Class A-2         $0.000000 (          $0.00 )   $5.325000 (    71892.83 )
      Class A-3         $0.000000 (          $0.00 )   $5.316667 (   303204.18 )
      Class A-4         $0.000000 (          $0.00 )   $5.641667 (   121532.78 )
      Class A-5         $0.000000 (          $0.00 )   $5.533333 (   129972.47 )
      Class M-1         $0.000000 (          $0.00 )   $5.900000 (    76222.10 )
      Class M-2         $0.000000 (          $0.00 )   $6.091667 (    67964.72 )
      Class B-1         $0.000000 (          $0.00 )   $6.541667 (    57619.00 )


2.    Liquidation Loss Amount                               None
      Liquidation Loss Interest Amount                      None
      Unpaid Liquidation Loss Interest Shortfall            None
      Unpaid Certificate Principal Shortfall                None



3.    Certificate Principal Balance after distribution on 03/16/98

                    Initial Cert   Ending Certificate    Pool
                 Principal Balance Principal Balance    Factor
      Class A-1    $86,440,000.00   $81,251,919.51     $0.939981
      Class A-2    $13,501,000.00   $13,501,000.00     $1.000000
      Class A-3    $57,029,000.00   $57,029,000.00     $1.000000
      Class A-4    $21,542,000.00   $21,542,000.00     $1.000000
      Class A-5    $23,489,000.00   $23,489,000.00     $1.000000
      Class M-1    $12,919,000.00   $12,919,000.00     $1.000000
      Class M-2    $11,157,000.00   $11,157,000.00     $1.000000
      Class B-1     $8,808,000.00    $8,808,000.00     $1.000000
      Pool Balance$234,885,000.00  $229,696,919.51     $0.977912

4.    Adjusted Certificate Principal Balance after allocation of
      Liquidation Loss Amounts on         03/16/98 :
                                      Principal
                                       Balance
      Class M-1                        12919000.00
      Class M-2                        11157000.00
      Class B                           8808000.00

5.    Delinquent Contracts
                                                       Actual
      Days Delinquent                   Number         Balance     Percentage
      31-59                                     18  1,190,356.52       0.51766%
      60-89                                      2    146,155.95       0.06356%
      90 or more                                 0          0.00       0.00000%
      Total Delinquent                          20  1,336,512.47       0.58122%
      Including Repo Inventory                  20  1,336,512.47       0.58122%

                                      Number of        Actual
6.    Repossession Information          Units          Balance
      BOP Repossessions                          0         $0.00
      Plus Repos In Month                        0         $0.00
      Less Liquidations                          0         $0.00
      EOP Repossessions                          0         $0.00

7.    Fees Paid to the Servicer
      Servicing Fees                    $97,868.75
      Late Fees                           5,061.84
      Extension Fees                          0.00


Associates Home Equity Loan Trust 1998-1
Trustee Payment Reconciliation
            02/28/98


   AVAILABLE FUNDS                   PAYMENTS BY THE TRUSTEE

Principal Received   $4,693,187.25 Class A-1 Principal         $4,936,282.08
Defaulted Principal    $243,094.83 Extra Principal Distribution   251,798.41
Collected Interest    1,898,030.74
Advanced Interest       407,233.65 Class A-1 Interest             476,860.67
Extension Fees                0.00 Class A-2 Interest              71,892.83
Late Charges              5,061.84 Class A-3 Interest             303,204.18
                                   Class A-4 Interest             121,532.78
Total Available Funds$7,246,608.31 Class A-5 Interest             129,972.47
                                   Class M-1 Interest              76,222.10
                                   Class M-2 Interest              67,964.73
                                   Class B Interest                57,619.00
                                   Total Interest              $1,305,268.76

                                   Certificate Payments        $6,493,349.25

                                   Net Payment to Trustee      $6,493,349.25

                                   Memo: Reconciliation
                                   Plus: Defaulted Principal     $243,094.83
                                   Plus: Class R Dist                  $0.00
                                   Plus: Advanced Interest       $407,233.65
                                   Plus: Servicer Fee              97,868.75
                                   Plus: Late/Extension Fees        5,061.84

                                   Total Available Funds       $7,246,608.32
SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                Associates Home Equity Loan Trust 1998-1

                By: ASSOCIATES HOME EQUITY SERVICES, INC., as Servicer


                                /s/ Marvin T. Runyon
                                Name:  Marvin T. Runyon, III
                                Title: Senior Vice President


Dated:          February 28, 1997